Cooperation Agreement between Benefactum Alliance Business Consultant (Beijing) Co., Ltd. and Qingdao Zhong Ying Assets Management Co., Ltd.

This agreement is signed by the following parties in Qingdao on February 3, 2016:

Party A: Benefactum Alliance Business Consultant (Beijing) Co., Ltd.

Legal representative:

Party B: Qingdao Zhong Ying Assets Management Co., Ltd.

Legal representative:

Whereas:

1. Party A is an Internet financial service platform operating company with good reputation, excellent team, sufficient capital strength, efficient and quality service level and advanced operating management experience;

2. Party B is an assets management company legally registered and existing in Qingdao and having obtained relevant business certificate with good reputation and professional ability;

3. The project “Huiying Finance (hyjf.com)” of Party A is a new Internet financial intermediation service platform with good development prospect;

4. Party B is willing to take its professional advantages and cooperate with Party A to carry out financial services through the Internet financial service platform “Huiying Finance”;

5. Party B understands, and fully accept and complies with the “Terms of Use and Service of Huiying Finance” (for details, see the contents published on the platform “Huiying Finance”; as the attachment of this agreement), and conforms to the cooperation service mode agreed as follows;

6. Both parties will actively explore to use the Internet technology to carry out financial services (such as financing of small and micro businesses, personal loan and investment) on the principles of equality, voluntariness, good faith and mutual benefit in accordance with relevant laws and regulations.

Now, therefore, both parties have reached the following agreement through friendly consultation:

I. Cooperation mode

1. Main tasks of Party A as the intermediary are as follows:

(1) To release financing information, verify the authenticity of such information, and ensure the safety of customer information;

(2) To provide the financing consultation and other value-added services and procure that the creditor’s rights of Party B are transferred via the platform “Huiying Finance”;

(3) To coordinate and manage the cooperation of various participants in the Internet financial service platform “Huiying Finance”, and maintain normal operation of such financial service platform;

(4) To entrust any third party to manage fund accounts;

(5) To assist the transferees of creditor’s rights (investors of the Platform) to exercise or be commissioned to exercise contractual rights; and

(6) To provide other services relating to the platform “Huiying Finance”.

2. Main tasks of Party B as the transferor of creditor’s rights are as follows:

(1) To examine and verify the authenticity of information relating to creditor’s rights and conduct due diligence on the financing projects recommended to Party B in accordance with relevant laws and regulations;

(2) To provide credit guarantee to Party A, guarantee the clear ownership of the financing projects, provide detailed and feasible assets disposal program, and report the assets disposal status and the changes in the enterprise performance ability and solvency to Party A in time; and

(3) Before the due day of the financing period of the projects of creditor’s rights, Party B must buy the creditor’s rights back.

3. Credit extension

(1) Before this agreement is signed, Party A confirms by its investigation, review and credit granting procedures that it grants Party B a credit line of RMB 300,000,000 hereunder and Party B may transfer the creditor’s rights within such credit line according to the requirements of Party A.

(2) During the term of this agreement, if Party A thinks that the credit line can be increased, then the credit line hereunder can be increased upon the request of Party B and with the consent of Party A.

(3) Unless otherwise agreed, the credit extension hereunder can only be used for the purpose under the cooperation mode negotiated by both Parties.

4. Term of cooperation

(1) Both parties confirm that the term of cooperation shall be one year from the effective date of this agreement.

(2) Upon the expiration of this agreement, if both parties fail to confirm continued cooperation in writing, then this agreement shall automatically become invalid. If the cooperation is required to be continued, both parties shall sign a separate written agreement.

(3) The dissolution and termination of this agreement will not affect the validity of specific business contract that has already been confirmed by the Parties hereunder.

5. Security deposit

(1) In order to guarantee the interests of Party A and the investors of Party A’s platform, Party B shall pay to Party A the security deposit at 3% of the amount of each project for creditor’s rights so as to provide guarantee for such project in the form of pledge over cash.

(2) The guarantee scope shall be limited to the investment principal, income, interest, penalty, expenses and other expenses for the realization of creditor’s rights which are payable by Party B to Party A and the investors of Party A’s platform.

(3) Party B shall pay the security deposit into the designated account of Party A (account name: ______________________; opening bank: ________________________________; account number: ___________________) before each project for creditor’s rights is published on the platform of Party A.

(4) Upon the expiration of buy-back period for each single creditor’s right, if Party B buys back the creditor’s rights and pay off all the payables and expenses as agreed, then Party A shall return the security deposit (without interest) to Party B.

(5) If Party B fails to buy back the creditor’s rights and pay the investment principal, income, penalty and expenses as agreed, then Party A has the right to directly deduct them from the security deposit paid by Party B.

(6) If Party B fails to buy back each individual project for creditor’s rights as agreed, then Party A has the right to deduct the investment principal, income, penalty and expenses payable for such project from the security deposit for the subject matter of all creditor’s rights published by Party B on the Platform.

(7) After relevant amounts are deducted from the security deposit paid by Party B, if Party A and the investors on Party A’s platform do not obtain such amounts and expenses, Party B is still obliged to pay off such amounts.

(8) After the security deposit paid by Party B is deducted by Party A as agreed, Party B shall make up the security deposit, and before that, Party A has the right to suspend the performance of the cooperation agreement and does not publish the subject matters for creditor’s rights of Party B on the Platform.

II. Basic requirements on the transfer of creditor’s rights

1. Creditor’s rights referred to in the transfer of creditor’s rights herein must satisfy the following conditions:

(1) Creditor’s rights are obtained by Party B through normal operation in accordance with relevant provisions;

(2) Creditor’s rights have been strictly and cautiously evaluated and assessed in accordance with internal risk management regulations and standards;

(3) The financing amount of each creditor’s right shall not exceed _____________RMB;

(4) The project financing for creditor’s rights is only for the purpose of operation and legal consumption; the annualized interest rate is not greater than 24%; the loan term is not more than 12 months; and the payment method is repaying capital with interest at maturity;

(5) Creditor’s rights corresponding to the projects financed by Party B on Party A’s platform by transfer of creditor’s rights are only allowed to be transferred one-time on Party A’s platform; after creditor’s rights are transferred on Party A’s platform, Party B shall no longer transfer such creditor’s rights on other platforms or through other channels. In case of any breach, Party B shall assume all the legal liabilities and all the losses caused to Party A and the investors of Party A’s platform.

III. Commitments and special provisions

1. Party B promises that any information provided to Party A during the cooperation is true and effective, and is voluntary to assume the liability to guarantee authenticity of such information. If Party A or the platform investors (transferees of the creditor’s rights) suffers losses due to negligence of Party B, Party B voluntarily undertakes all the compensation responsibilities for such losses.

2. Both parties confirm that any electronic signature or electronic confirmation used in the Internet Financial Service Platform “Huiying Finance” are the expression of true intention, producing the same legal force with the written confirmation according to law; both parties will fulfill comprehensively the rights and obligations specified in the electronic contract or legal documents.

3. Financing maturity of Party B is the expected initial period; if Party B does not realize the completion of businesses within the prescribed time limit, Party B still needs to buy back the creditor’s rights according to the initial period agreed herein. This provision is binding on Party B and Party B must enforce this provision according to contractual agreements.

IV. Risk disposal mechanism

1. Party B must conduct due diligence on financing projects recommended by it in accordance with the internal risk control regulations and operating procedures, and provide guarantee measures (such as third-party guarantee, deposit guarantee, security guarantee and pledge guarantee) for the financing project status.

2. To guarantee the fund security of investors, Party A shall have the right to conduct due diligence on the creditor’s assets transferred by Party B, or entrust any third party agency to examine the creditor’s assets transferred by Party B.

3. Upon the maturity of the projects for creditor’s rights, if Party B fails to buy back the creditor’s rights as agreed or in case of any other breach on the part of Party B, then Party A has the right to require Party B to fulfill the obligation of buying back creditor’s rights, pay the buy-back amounts and compensate for economic losses (including but not limited to fund losses) in accordance with the entrustment or authorization of the investors on the Platform (transferees of creditor’s rights), and all expenses arising therefrom (such as attorney fees, travel expenses, valuation fees, auction fees and legal costs) shall be borne by Party B.

V. Service charges

1. Party A shall provide Party B with financing consultation and intermediary service, and charge Party B intermediary service fees as well as account number management fees according to the loan term of the projects.

Charging standards: A 1.5% service fee is charged when the financing maturity is no more than 1 month; a 2% service fee is charged when the financing maturity is 2-3 months (inclusive); a 2.2% service fee is charged when the financing maturity is 4-5 months (inclusive); a 3% service fee is charged when the financing maturity is 6 months; a 3% service fee is charged when the financing maturity is 9 months; and a 3% service fee is charged when the financing maturity is 12 months. A 0.3% account management fee is monthly charged.

2. The intermediary service fees will be a one-time payment payable at the time when the projects for creditor’s rights have been transferred, and the account management fees will be a one-time payment payable at the time when Party B buys back the creditor’s rights.

3. The above-mentioned service fees may be transferred by any third-party payment agency from the account fund of the financing side to Party A.

VI. Protection and use of the information

1. Both parties are obliged to keep confidential any customer information obtained during the cooperation and shall not arbitrarily use or disclose such information without the consent of customers.

2. With the consent of Party B and customers of Party B, Party A may reasonably use or publish any customer information in accordance with the provisions of “Terms of Use and Service of Huiying Finance”.

3. Without the permission of Party A, Party B shall not illegally use any information obtained by Party A on the Internet financial service platform “Huiying Finance”, nor set up similar platform and system.

VII. Liability of breach of contact

1. Both parties shall strictly abide by the agreement and its annex, and shall be liable for breach of contract in case of violation.

2. If any default of Party B in providing false information results in that the loan contract for the projects for creditor’s rights becomes invalid, then Party B shall not only compensate the investors on the Platform (transferees of creditor’s rights) and Party A for relevant losses, but also pay to Party A the penalty equivalent to 30%of the financing amount.

3. If any failure of Party B to conduct due diligence on the projects for creditor’s rights causes losses to Party A or the investors on the Platform (transferees of creditor’s rights), Party B shall compensate for such losses and pay to Party A 10% of the financing amount of such business as the penalty. If Party B has such violation for two times, Party A shall have the right to dissolve this agreement unilaterally.

4. If either party violates the confidentiality agreement, the defaulting party shall pay the penalty of RMB 1 million to the observant party, and compensate for the losses if such losses caused exceed such penalty. Meanwhile, the observant party shall have the right to dissolve this agreement.

5. If Party B has other violation behaviors, causing losses to Party A, Party B shall compensate for such losses and pay the penalty of RMB 1 million.

6. If Party A breaches the contract, causing damages to Party B, Party A shall compensate for such losses and pay the penalty of RMB 1 million.

7. Losses referred to herein include but are not limited to service charges for the projects for creditor’s rights, principal and interest and penalty, and all the attorney fees, travel expenses, valuation fees, auction fees and legal costs arising out of claiming rights.

VIII. Termination of agreement

1. This agreement may be dissolved by both parties by consensus. Otherwise, unless otherwise agreed herein, neither party shall terminate this agreement without authorization. If either party arbitrarily terminates this agreement, then the default party shall pay to the observant party the penalty of one (1) million RMB.

2. If Party B is canceled, revoked, bankrupt or dissolved, then this agreement is automatically terminated and subsequent matters shall be settled by shareholders of Party B or relevant obligees and Party A through consultation.

3. If this agreement is dissolved, the uncompleted projects that have already been signed during the performance of this agreement shall continue to be performed by Party B and are still governed by the contract agreement on the breach and risk disposal mechanism.

IX. Miscellaneous provisions

1. The addresses for service and contact persons confirmed by both parties are as follows:

Party A: Benefactum Alliance Business Consultant (Beijing) Co., Ltd.

Address:

Contact person:

Telephone:

E-mail:

Party B: Qingdao Zhong Ying Assets Management Co., Ltd.

Address:

Contact person:

Telephone:

E-mail:

Both parties promise that once the address or mailing address of either party changes, such party shall promptly notify the other party in writing, otherwise the delivery of relevant documents to the above-mentioned address is regarded as having been delivered even if refused or returned.

2. Any disputes arising from the performance of this agreement shall be settled by both parties through negotiation as much as possible; if the negotiation fails, both parties agree to submit the disputes to Qingdao Municipal People’s Court for judgment.

3. For any matters not covered herein, both parties shall negotiate separately and then sign a supplementary agreement.

4. This agreement is made in duplicate and comes into force after signed by both parties; each party holds one copy, with each copy having the same legal force.

Party A: Benefactum Alliance Business Consultant (Beijing) Co., Ltd.

Legal representative or authorized representative (signature):

Date: February 3, 2016

Party B: Qingdao Zhong Ying Assets Management Co., Ltd.

Legal representative or authorized representative (signature):

Date: February 3, 2016